                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:                     May 8, 1998
Date of earliest event reported:    May 1, 1998


                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)


                                    TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                          62-0799975
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE              37237-0700
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (615) 748-2000



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Item 2.  Acquisition or Disposition of Assets

         As previously reported by Current Report on Form 8-K dated December 12, 1997, First American Corporation entered into a definitive Agreement and Plan of Merger dated December 7, 1997 with Deposit Guaranty Corp. The Merger was consummated on April 30, 1998, effective May 1, 1998.

         First American Corporation exchanged 1.17 shares of common stock for each share of Deposit Guaranty Corp. common stock and $49.7625 for fractional shares.

         As previously reported by Report by Issuer of Securities Quoted on Nasdaq Inter-Dealer Quotation System on Form 10-C dated May 5, 1998, there were 57,822,204 shares of First American Corporation $2.50 par value common stock outstanding before the consummation of the merger; there were 106,587,894 shares of First American Corporation $2.50 par value common stock immediately after the consummation of the merger of Deposit Guaranty Corp. with and into First American Corporation.

Item 7.  Financial Statements, Pro Forma Financial Statement and Exhibits

         Selected historical and pro forma financial information with respect to this transaction is attached as Exhibit 99 and includes:

Pro Forma Financial Statements

   Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 1998

   Unaudited Pro Forma Combined Condensed Income Statements for the three months ended March 31, 1998 and 1997

   Unaudited Pro Forma Combined Condensed Income Statement for the year ended December 31, 1997

   Unaudited Pro Forma Combined Condensed Income Statements for the years ended
      December 31, 1996 and 1995 (previously filed in Form S-4 dated March 11, 1998 and incorporated herein by reference)

Deposit Guaranty Corp.

   Independent Auditors' Report

   Consolidated Statements of Condition at December 31, 1997 and 1996

   Consolidated Statements of Earnings for the years ended December 31, 1997,
      1996 and 1995

   Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1997, 1996, and 1995

   Consolidated Statements of Cash Flows for the years ended December 31, 1997,
      1996, and 1995

   Notes to the Consolidated Financial Statements

 Exhibit No.      Description
 -----------      -----------
     2.           Agreement and Plan of Merger dated December 7, 1997 by and between First American Corporation and Deposit Guaranty Corp.
                  (previously filed as Appendix A to Registration Number
                  333-47785 filed March 11, 1998, and incorporated herein by reference.)

     23           Consent of KPMG Peat Marwick LLP

     99.1         Press Release dated December 8, 1997 (previously filed as
                  Exhibit 99.1 to a Current Report on Form 8-K dated December
                  12, 1997 and incorporated herein by reference.)

     99.2 Investor Presentation dated December 8, 1997 (previously filed as Exhibit 99.2 to a Current Report on Form 8-K dated December
                  12, 1997 and incorporated herein by reference.)


     99.3         Press Release dated May 1, 1998.

     99.4 First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First
                  American Corporation of Deposit Guaranty Corp. Unaudited pro forma combined condensed income statements reflecting the acquisition by First American of Deposit Guaranty for the years ended December 31, 1996 and 1995 has been previously filed in Form S-4 dated March 11, 1998 and incorporated by reference herein.

     99.5         Historical financial data for Deposit Guaranty Corp.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST AMERICAN CORPORATION
                                       (Registrant)


Date: May 8, 1998                      /s/ Mary Neil Price
                                       ----------------------------------------
                                       Name:  Mary Neil Price
                                       Title: Executive Vice President, General
                                              Counsel and Corporate Secretary





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                                  EXHIBIT INDEX

     Exhibit No.        Description
     -----------        -----------
         2.             Agreement and Plan of Merger dated December 7, 1997 by and between First American Corporation and Deposit Guaranty Corp.
                        (previously filed as Appendix A to Registration Number
                        333-47785 filed March 11, 1998, and incorporated herein by reference.)

         23             Consent of KPMG Peat Marwick LLP

         99.1           Press Release dated December 8, 1997 (previously filed as
                        Exhibit 99.1 to a Current Report on Form 8-K dated December
                        12, 1997 and incorporated herein by reference.)

         99.2           Investor Presentation dated December 8, 1997 (previously filed as Exhibit 99.2 to a Current Report on Form 8-K dated December
                        12, 1997 and incorporated herein by reference.)


         99.3           Press Release dated May 1, 1998.

         99.4 First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First
                        American Corporation of Deposit Guaranty Corp.
                        Unaudited pro forma combined condensed income statements reflecting the acquisition by First American of Deposit Guaranty for the years ended December 31, 1996 and 1995 has been previously filed in Form S-4 dated March 11, 1998 and incorporated by reference herein.

         99.5           Historical financial data for Deposit Guaranty Corp.